UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 30, 2019

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
Chicago Stock Exchange
1.375% Notes due 2019	IBM 19B	New York Stock Exchange
2.750% Notes due 2020	IBM 20B	New York Stock Exchange
1.875% Notes due 2020	IBM 20A	New York Stock Exchange
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.25% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
8.375% Debentures due 2019	IBM 19	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Item 5.07.   Submission of Matters to a Vote of Security Holders.

(a) International Business Machines Corporation (IBM or the company) held its Annual Meeting of Stockholders on April 30, 2019. Below are the final voting results. For more information on the following proposals, see IBM’s proxy statement dated March 11, 2019, the relevant portions of which are incorporated herein by reference.

(b)

Election of Directors for a Term of One Year:

				BROKER
DIRECTOR	FOR	AGAINST	ABSTAIN	NON-VOTES
M. L. Eskew	465,454,521	72,881,402	5,156,048	174,563,896
D. N. Farr	529,578,712	8,846,431	5,065,192	174,563,896
A. Gorsky	521,026,071	17,405,089	5,062,765	174,563,896
M. Howard	527,308,470	11,355,257	4,828,541	174,563,896
S. A. Jackson	479,900,761	58,664,239	4,926,596	174,563,896
A. N. Liveris	523,433,857	14,946,214	5,112,285	174,563,896
M. E. Pollack	528,804,254	9,791,928	4,895,028	174,563,896
V. M. Rometty	497,643,206	39,434,860	6,414,889	174,563,896
J. R. Swedish	518,927,497	19,329,656	5,236,019	174,563,896
S. Taurel	513,917,630	24,488,682	5,083,574	174,563,896
P. R. Voser	528,698,595	9,731,750	5,063,021	174,563,896
F. H. Waddell	529,899,941	8,376,127	5,216,681	174,563,896

Ratification of Appointment of Independent Registered Public Accounting Firm:

For	683,061,311	95.8%
Against	29,967,800	4.2%
Abstain	5,024,490

Management Proposal on Advisory Vote on Executive Compensation (Say on Pay):

For	470,033,848	87.8%
Against	65,413,450	12.2%
Abstain	8,039,710
Broker Non-Votes	174,563,896

Approval of Long-Term Incentive Performance Terms for Certain Executives for Awards Eligible for Transitional Relief Pursuant to Section 162(m) of the Internal Revenue Code:

For	499,079,416	93.3%
Against	36,001,124	6.7%
Abstain	8,405,965
Broker Non-Votes	174,563,896

Stockholder Proposal on the Right to Act by Written Consent:

For	223,717,285	41.9%
Against	309,885,885	58.1%
Abstain	9,887,385
Broker Non-Votes	174,563,896

Stockholder Proposal to Have an Independent Board Chairman:

For	216,879,281	40.5%
Against	318,746,525	59.5%
Abstain	7,856,550
Broker Non-Votes	174,563,896

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 3, 2019

By:	/s/ Christina M. Montgomery
Christina M. Montgomery
Vice President and Secretary